Exhibit 99.1 - - Certification of Principal Executive Officer and Principal
                    Financial Officer pursuant to Section 906


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     I, James E. Miller, of Miller Diversified Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     (1) The Quarterly report on Form 10-QSB of the Company for the quarterly period ended February 28,2003 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934;

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   April 11, 2003

/s/      James E. Miller
----------------------------------------
         James E. Miller
         Principal Executive Officer and
         Principal Financial Officer